SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 9, 2005

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32179	02-0478229
(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 683-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05                                             Costs Associated With Exit or Disposal Activities.

On February 9, 2005, Exact Sciences Corporation (the “Company”), notified ten employees of their termination from the Company, effective February 15, 2005, under a plan of termination described in paragraph 8 of FASB Statement of Financial Accounting Standards No. 146 “Accounting For Costs Associated With Exit or Disposal Activities”, under which charges will be incurred under generally accepted accounting principles.  Of these employees, the majority were within the Company’s clinical development function.  With the completion of its 5,500-patient multi-center clinical study in 2003, and with no large clinical studies anticipated in the near term, the Company determined that a reduction in force was warranted to reduce costs. This workforce reduction reflects the Company’s intention to validate product improvements through smaller, less expensive research studies that leverage the results of its prior studies including its large-scale multi-center study that was published in the New England Journal of Medicine in December 2004.  As of the date of this filing, the Company estimates that the total charges for the reduction in force will be $230,000 for one-time termination benefits, which will be recorded over the first and second fiscal quarters of 2005.  All of the charges will result in future cash expenditures.

In addition to historical information, this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company’s future financial position and results, are forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K.  The Company undertakes no duty to update any statement in light of new information or future events. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s SEC filings, including, but not limited to, its latest annual report on Form 10-K and subsequent quarterly reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT Sciences Corporation

February 9, 2005	By:	/s/ Don Hardison
Don Hardison
President and Chief Executive Officer